Exhibit 10.5

Employment Contract

THIS AGREEMENT, made as of the 12th day of October, 2023.

Between:

mF International Limited

(hereinafter referred to as “the Employer”)

—and—

Yeung Sui Yee

(hereinafter referred to as “the Employee”)

WHEREAS the Employee and the Employer wish to enter into an employment agreement governing the terms and conditions of employment as follow:

1.	Position

The Employer will employ the Employee and the Employee will serve the Employer in the capacity of Chief Financial Officer upon the terms and subject to the conditions herein contained. The Employee will report to the board of directors of the Employer (“Board”) or the manager/supervisor as shall be designated by the Board from time to time.

2.	Scope of Responsibilities

The scope of responsibilities of the Employee is :

a)	To direct the finance and accounting, corporate taxation, compliances, statutory audits under US GAAP and HKFRS, company secretary and paralegal, office administration and human resource functions across the group legal entities.

b)	To perform as the lead to drive the business to derive the best practices so as to achieve the management financial objectives continuously through deploying applicable internal control systems, accounting policies, process re-engineering and compliance guidelines for securing the business in its best market position.

c)	To perform the corporate treasury function in order to facilitate the most effective liquidity for promoting the growth of the organization in order to meet the challenges arising internally and externally.

d)	To carry out monthly financial and non-financial KPIs monitoring for instant remediation.

3.	Commencement of Employment

The employment will commence on 12th October 2023 subject to no probation period.

4.	Compensation

The basic salary is USD1 per month. Salary will be paid on the last day of each calendar month. Any change in the basic rate will be notified to the Employee. Any taxes arising from this particular remuneration in Hong Kong will be borne by Employee. Other than that, additional tax will be borne by the Employer no matter arising within Hong Kong or elsewhere.

5.	Overtime Work

Overtime payment is not payable to the Employee.

6.	Termination

The employment may be terminated: -

I.	by either the Employer or the Employee giving to other not less than three (3) calendar months’ notice or by payment in lieu of such notice; or

II.	by the Employer without notice or payment in lieu of notice in the event of the Employee’s serious misconduct or persistent unpunctuality, neglect of duty or breach of any of the Employer’s rules, regulations or terms of employment contained or referred to herein or the Employee committing any act of bankruptcy or taking advantage of any Ordinance for the time being in force offering relief to insolvent debtors or the Employee having been convicted of any criminal offence (other than a minor offence involving imprisonment of three months or the Employee having committed any fraud or dishonesty or acts in any manner which in the opinion of the Board brings or is likely to bring the Employer into disrepute or is materially adverse to the interests of the Employer.

7.	Mandatory Provident Fund

a)	The Employee will become a member of a registered Mandatory Provident Fund (MPF) Scheme. As a member of the MPF, you are required to contribute an amount equal to a percentage of your salary up to a maximum of HKD1,500 per month. (Subject to any changes under the Mandatory Provident Fund Schemes Ordinance (Chapter 485, Laws of Hong Kong)).

b)	The Employer is also required to contribute an amount equal to a percentage of your salary up to a maximum of HKD1,500 per month. (Subject to any changes under the Mandatory Provident Fund Schemes Ordinance (Chapter 485, Laws of Hong Kong)).

c)	The amount is a fixed rate governed by legislation which may vary from time to time in accordance with legislation.

d)	The Employee may elect to contribute an additional amount of your salary to the MPF fund within the contribution-related limits applicable under the Mandatory Provident Fund Schemes Ordinance (Chapter 485, Laws of Hong Kong).

8.	Confidentiality and Ownership

(a)	The Employee acknowledges that in the course of the employment he will have access to Confidential Information (being defined as information concerning the sales figures, business, accounts or finances of the Employer, its subsidiaries (if any) and holding company (collectively “Group”) or information in connection with the Group’s clients or customers, technical information, applications, business strategies, programs, plans, techniques, proprietary rights, research data, intellectual properties, trade secrets, dealings, transactions, agreements, or affairs of the Group or its clients or customers which may have, or may have come to the knowledge of the Employee during the employment herein) The Employee has therefore agreed to accept the restrictions in this Clause 8.

(b)	The Employee shall not (except in the proper course of his duties), either during the employment or at any time after its termination (however arising), use or disclose to any person, company or other organization whatsoever any Confidential Information. This shall not apply to:

I.	any use or disclosure expressly authorized by the Board or required by law; or

II.	any information which is already in, or comes into, the public domain other than through the Employee’s unauthorized disclosure.

(c)	Upon and following the termination of the employment of the Employee herein, the Employee shall forthwith:

I.	surrender and deliver to the Employer all documents and devices recording or containing any Confidential information; and

II.	erase and expunge any Confidential information stored or recorded in all devices other than those owned or possessed by the Group.

(d)	The Employee understands, agrees and hereby confirms that his duties and responsibilities include the acquiring of Confidential Information and developing relationship for the benefit of the Group. The Employee acknowledges that Confidential Information so acquired, obtained, learnt, or developed during the employment constitutes the sole and exclusive property of the Group, regardless of whether the information qualifies for protection as a trade secret.

(e)	in addition and without prejudice to the foregoing provisions, all documents, manuals, hardware and software provided for the Employee’s use by the Group and any data or documents (including copies) produced, maintained or stored on the Group’s computer systems or other electronic equipment (including mobile phones), remain the property of the Group.

9.	Outside Work

During the term of employment hereunder, the Employee shall not engage in any other business or accept employment with any other entity without prior written approval of the Employer.

10.	Non-Competition

The Employee hereby agrees that during the term of his employment herein and for a period of twelve (12) months after the termination of this Employment Contract with the Employer for any cause whatsoever, the Employee shall not anywhere in the HKSAR and PRC either personally or through an agent, directly or indirectly, on his own behalf or on behalf of any person, firm or company, whether on his own or jointly with any other person or through any means whatsoever including and without limitation to companies, trusts, or partnerships, either undertake, be engaged or employed, advise or assist or in any other way be interested, in any business, venture, or activity which is active or intends to be active in a business which is the same as or is similar to or is in competition with the business of any company within the Group. This non-competition clause will become effective after the completion of probationary period.

11.	Intellectual Property

The Employee hereby acknowledges that all proprietary rights intellectual property rights of and in any invention technical know-how devices derived from or in connection with or incidental to the development and research or the business of the Employer shall solely be vested in the Employer. The Employee also agrees with the Employer that all rights (including but without limitation all proprietary rights and intellectual properties) arising from or associated with any ideas, concepts, plans, programs, compilations, software, applications, processes, presentation, works of authorship, inventions, practices, confidential information or trade secrets developed or created by the Employee in the course of his employment with the Employer, whether alone or jointly with others and whether wholly or partly, belong to and shall be vested in the Employer.

12.	Solicitation of Other Employees

The Employee undertakes that he will not, during the employment and for a period of twelve (12) months after the termination of the employment (howsoever arising), either directly or indirectly and either personally or through an agent or any other means:

(a)	solicit or entice away, or attempt to solicit or entice away from the Group:

I.	any person, firm, company or other organization which was a customer or client of, or in the habit of dealing with any company of the Group and with whom the Employee had contact or about whom he became aware or informed during his employment with the Employer; or

II.	any other person, company or other organization with whom the Employee has regular, substantial or a series of business dealings on behalf of any company of the Group; or

III.	any employee, director, adviser or consultant of any company of the Group; or

(b)	accept into employment or partnership with or otherwise engage or use the services of any person who is an employee, director, adviser, consultant of or under contract of services to any company of the Group.

13.	Governing Law

This agreement shall be governed by and construed in accordance with the laws of Hong Kong Special Administrative Region

This Employment Contract which shall come into effect only upon receipt by the Employer of a copy signed by both parties.

Signed by the Employer	Signed by the Employee

For and on behalf of
mF International Limited

DICK TAM	Yeung Sui Yee
Director	Employee

Employment Contract

THIS AGREEMENT, made as of the 12th day of October, 2023.

Between:

mF International Limited

(hereinafter referred to as “the Employer”)

—and—

Tam Chi Weng

(hereinafter referred to as “the Employee”)

WHEREAS the Employee and the Employer wish to enter into an employment agreement governing the terms and conditions of employment as follow:

1.	Position

The Employer will employ the Employee and the Employee will serve the Employer in the capacity of CHIEF EXECUTIVE OFFICER upon the terms and subject to the conditions herein contained. The Employee will report to the board of directors of the Employer (“Board”) or the manager/supervisor as shall be designated by the Board from time to time.

2.	Scope of Responsibilities

The scope of responsibilities of the Employee is to:

a)	Primarily responsible for the day-to-day business operations and management;

b)	Develop organizational policies in support of the organization’s goals;

c)	Overseeing strategic planning, business development, sales and marketing;

d)	Supervising human resources and administrative functions of the Group;

e)	Act as the primary spokesperson for the organization.

3.	Commencement of Employment

The employment will commence on 12th October 2023 subject to no probation period.

4.	Compensation

The basic salary is USD1 per month. Salary will be paid on the last day of each calendar month. Any change in the basic rate will be notified to the Employee. Any taxes arising from this particular remuneration in Hong Kong will be borne by Employee. Other than that, additional tax will be borne by the Employer no matter arising within Hong Kong or elsewhere.

5.	Overtime Work

Overtime payment is not payable to the Employee.

6.	Termination

The employment may be terminated: -

I.	by either the Employer or the Employee giving to other not less than three (3) calendar months’ notice or by payment in lieu of such notice; or

II.	by the Employer without notice or payment in lieu of notice in the event of the Employee’s serious misconduct or persistent unpunctuality, neglect of duty or breach of any of the Employer’s rules, regulations or terms of employment contained or referred to herein or the Employee committing any act of bankruptcy or taking advantage of any Ordinance for the time being in force offering relief to insolvent debtors or the Employee having been convicted of any criminal offence (other than a minor offence involving imprisonment of three months or the Employee having committed any fraud or dishonesty or acts in any manner which in the opinion of the Board brings or is likely to bring the Employer into disrepute or is materially adverse to the interests of the Employer.

7.	Mandatory Provident Fund

a)	The Employee will become a member of a registered Mandatory Provident Fund (MPF) Scheme. As a member of the MPF, you are required to contribute an amount equal to a percentage of your salary up to a maximum of HKD1,500 per month. (Subject to any changes under the Mandatory Provident Fund Schemes Ordinance (Chapter 485, Laws of Hong Kong)).

b)	The Employer is also required to contribute an amount equal to a percentage of your salary up to a maximum of HKD1,500 per month. (Subject to any changes under the Mandatory Provident Fund Schemes Ordinance (Chapter 485, Laws of Hong Kong)).

c)	The amount is a fixed rate governed by legislation which may vary from time to time in accordance with legislation.

d)	The Employee may elect to contribute an additional amount of your salary to the MPF fund within the contribution-related limits applicable under the Mandatory Provident Fund Schemes Ordinance (Chapter 485, Laws of Hong Kong).

8.	Confidentiality and Ownership

(a)	The Employee acknowledges that in the course of the employment he will have access to Confidential Information (being defined as information concerning the sales figures, business, accounts or finances of the Employer, its subsidiaries (if any) and holding company (collectively “Group”) or information in connection with the Group’s clients or customers, technical information, applications, business strategies, programs, plans, techniques, proprietary rights, research data, intellectual properties, trade secrets, dealings, transactions, agreements, or affairs of the Group or its clients or customers which may have, or may have come to the knowledge of the Employee during the employment herein) The Employee has therefore agreed to accept the restrictions in this Clause 8.

(b)	The Employee shall not (except in the proper course of his duties), either during the employment or at any time after its termination (however arising), use or disclose to any person, company or other organization whatsoever any Confidential Information. This shall not apply to:

I.	any use or disclosure expressly authorized by the Board or required by law; or

II.	any information which is already in, or comes into, the public domain other than through the Employee’s unauthorized disclosure.

(c)	Upon and following the termination of the employment of the Employee herein, the Employee shall forthwith:

I.	surrender and deliver to the Employer all documents and devices recording or containing any Confidential information; and

II.	erase and expunge any Confidential information stored or recorded in all devices other than those owned or possessed by the Group.

(d)	The Employee understands, agrees and hereby confirms that his duties and responsibilities include the acquiring of Confidential Information and developing relationship for the benefit of the Group. The Employee acknowledges that Confidential Information so acquired, obtained, learnt, or developed during the employment constitutes the sole and exclusive property of the Group, regardless of whether the information qualifies for protection as a trade secret.

(e)	in addition and without prejudice to the foregoing provisions, all documents, manuals, hardware and software provided for the Employee’s use by the Group and any data or documents (including copies) produced, maintained or stored on the Group’s computer systems or other electronic equipment (including mobile phones), remain the property of the Group.

9.	Outside Work

During the term of employment hereunder, the Employee shall not engage in any other business or accept employment with any other entity without prior written approval of the Employer.

10.	Non-Competition

The Employee hereby agrees that during the term of his employment herein and for a period of twelve (12) months after the termination of this Employment Contract with the Employer for any cause whatsoever, the Employee shall not anywhere in the HKSAR and PRC either personally or through an agent, directly or indirectly, on his own behalf or on behalf of any person, firm or company, whether on his own or jointly with any other person or through any means whatsoever including and without limitation to companies, trusts, or partnerships, either undertake, be engaged or employed, advise or assist or in any other way be interested, in any business, venture, or activity which is active or intends to be active in a business which is the same as or is similar to or is in competition with the business of any company within the Group. This non-competition clause will become effective after the completion of probationary period.

11.	Intellectual Property

The Employee hereby acknowledges that all proprietary rights intellectual property rights of and in any invention technical know-how devices derived from or in connection with or incidental to the development and research or the business of the Employer shall solely be vested in the Employer. The Employee also agrees with the Employer that all rights (including but without limitation all proprietary rights and intellectual properties) arising from or associated with any ideas, concepts, plans, programs, compilations, software, applications, processes, presentation, works of authorship, inventions, practices, confidential information or trade secrets developed or created by the Employee in the course of his employment with the Employer, whether alone or jointly with others and whether wholly or partly, belong to and shall be vested in the Employer.

12.	Solicitation of Other Employees

The Employee undertakes that he will not, during the employment and for a period of twelve (12) months after the termination of the employment (howsoever arising), either directly or indirectly and either personally or through an agent or any other means:

(a)	solicit or entice away, or attempt to solicit or entice away from the Group:

I.	any person, firm, company or other organization which was a customer or client of, or in the habit of dealing with any company of the Group and with whom the Employee had contact or about whom he became aware or informed during his employment with the Employer; or

II.	any other person, company or other organization with whom the Employee has regular, substantial or a series of business dealings on behalf of any company of the Group; or

III.	any employee, director, adviser or consultant of any company of the Group; or

(b)	accept into employment or partnership with or otherwise engage or use the services of any person who is an employee, director, adviser, consultant of or under contract of services to any company of the Group.

13.	Governing Law

This agreement shall be governed by and construed in accordance with the laws of Hong Kong Special Administrative Region

This Employment Contract which shall come into effect only upon receipt by the Employer of a copy signed by both parties.

Signed by the Employer	Signed by the Employee

For and on behalf of
mF International Limited

Lam Tai Wai Stephen	Tam Chi Weng
Director	Employee

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